                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34944) of Classic Communications, Inc. and its subsidiaries of our reports dated March 11, 2002 relating to the consolidated financial statements and the financial statement schedule which appear in this Form 10-K.





Austin, Texas
April 1, 2002